                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 16, 2000 relating to the consolidated financial statements and financial statement schedules of PartMiner, Inc., which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


New York, New York
February 18, 2000

                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 14, 2000 relating to the combined financial statements of IQXpert Holdings Inc. and Affiliate, which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York
February 18, 2000

                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated November 12, 1999 relating to the combined financial statements of Accurate Components Inc. and Affiliate, which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


New York, New York
February 18, 2000